UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28th, 2022

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F Unit B, Central 88, 88-89 Des Voeux Road Central,

Central, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 9086 7042

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market
Ordinary Shares	ACBA	NASDAQ Capital Market
Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28th, 2022, Ace Global Business Acquisition Limited (the “Company”) issued an unsecured promissory note in the aggregate principal amount of $455,400.00 (the “Note”) to Ace Global Investment Limited, the Company’s initial public offering sponsor (“Sponsor”) in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and mature upon closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 8.01 Other Events

The Company issued the press release filed herewith on September 29th, 2022. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated September 29th, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 29th, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 29th, 2022

Ace Global Business Acquisition Limited (Registrant)

By:	/s/ Eugene Wong
Name:	Eugene Wong
Title:	Chief Executive Officer

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